EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 168-172 and pages 173-175, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q19 Change					2019 Change
SELECTED INCOME STATEMENT DATA	3Q19		2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019		2018	2018
Reported Basis
Total net revenue	$29,341		$28,832	$29,123	$26,109	$27,260	2%	8%	$87,296		$82,920	5%
Total noninterest expense	16,422		16,341	16,395	15,720	15,623	—	5	49,158		47,674	3
Pre-provision profit	12,919		12,491	12,728	10,389	11,637	3	11	38,138		35,246	8
Provision for credit losses	1,514		1,149	1,495	1,548	948	32	60	4,158		3,323	25
NET INCOME	9,080		9,652	9,179	7,066	8,380	(6)	8	27,911		25,408	10

Managed Basis (a)
Total net revenue	30,064		29,566	29,851	26,804	27,822	2	8	89,481		84,730	6
Total noninterest expense	16,422		16,341	16,395	15,720	15,623	—	5	49,158		47,674	3
Pre-provision profit	13,642		13,225	13,456	11,084	12,199	3	12	40,323		37,056	9
Provision for credit losses	1,514		1,149	1,495	1,548	948	32	60	4,158		3,323	25
NET INCOME	9,080		9,652	9,179	7,066	8,380	(6)	8	27,911		25,408	10

EARNINGS PER SHARE DATA
Net income: Basic	$2.69		$2.83	$2.65	$1.99	$2.35	(5)	14	$8.17		$7.04	16
Diluted	2.68		2.82	2.65	1.98	2.34	(5)	15	8.15		7.00	16
Average shares: Basic	3,198.5		3,250.6	3,298.0	3,335.8	3,376.1	(2)	(5)	3,248.7		3,416.5	(5)
Diluted	3,207.2		3,259.7	3,308.2	3,347.3	3,394.3	(2)	(6)	3,258.0		3,436.2	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$369,133		$357,479	$328,387	$319,780	$375,239	3	(2)	$369,133		$375,239	(2)
Common shares at period-end	3,136.5		3,197.5	3,244.0	3,275.8	3,325.4	(2)	(6)	3,136.5		3,325.4	(6)
Book value per share	75.24		73.88	71.78	70.35	69.52	2	8	75.24		69.52	8
Tangible book value per share (“TBVPS”) (b)	60.48		59.52	57.62	56.33	55.68	2	9	60.48		55.68	9
Cash dividends declared per share	0.90	(e)	0.80	0.80	0.80	0.80	13	13	2.50		1.92	30

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	15%		16%	16%	12%	14%			15%		14%
Return on tangible common equity (“ROTCE”) (b)	18		20	19	14	17			19		18
Return on assets	1.30		1.41	1.39	1.06	1.28			1.37		1.31

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (d)	12.3%	(f)	12.2%	12.1%	12.0%	12.0%			12.3%	(f)	12.0%
Tier 1 capital ratio (d)	14.1	(f)	14.0	13.8	13.7	13.6			14.1	(f)	13.6
Total capital ratio (d)	15.9	(f)	15.8	15.7	15.5	15.4			15.9	(f)	15.4
Tier 1 leverage ratio (d)	7.9	(f)	8.0	8.1	8.1	8.2			7.9	(f)	8.2
Supplementary leverage ratio (“SLR”)	6.3	(f)	6.4	6.4	6.4	6.5			6.3	(f)	6.5

(a)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

(b)
TBVPS and ROTCE are each non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, refer to page 9. For a further discussion of these measures, refer to page 28.

(c)	Quarterly ratios are based upon annualized amounts.

(d)
The Basel III capital rules became fully phased-in effective January 1, 2019. During 2018, the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a fully phased-in and on a transitional basis. For additional information, refer to Key performance measures on page 59 and Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 44-48 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

(e)	On September 17, 2019, the Board of Directors declared a quarterly common stock dividend of $0.90 per share.

(f)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,764,661	$2,727,379	$2,737,188	$2,622,532	$2,615,183	1%	6%	$2,764,661	$2,615,183	6%
Loans:
Consumer, excluding credit card loans	336,630	352,722	363,914	373,732	376,062	(5)	(10)	336,630	376,062	(10)
Credit card loans	159,571	157,576	150,527	156,632	147,881	1	8	159,571	147,881	8
Wholesale loans	449,017	446,591	441,804	454,190	430,375	1	4	449,017	430,375	4
Total Loans	945,218	956,889	956,245	984,554	954,318	(1)	(1)	945,218	954,318	(1)
Core loans (a)	899,572	908,971	905,943	931,856	899,006	(1)	—	899,572	899,006	—
Core loans (average) (a)	900,567	905,786	916,567	907,271	894,279	(1)	1	907,581	877,774	3

Deposits:
U.S. offices:
Noninterest-bearing (b)	393,522	394,237	388,572	386,709	388,686	—	1	393,522	388,686	1
Interest-bearing (b)	844,137	841,397	826,723	813,881	800,905	—	5	844,137	800,905	5
Non-U.S. offices:
Noninterest-bearing (b)	21,455	20,419	21,090	21,459	21,438	5	—	21,455	21,438	—
Interest-bearing (b)	266,147	268,308	257,056	248,617	247,733	(1)	7	266,147	247,733	7
Total deposits	1,525,261	1,524,361	1,493,441	1,470,666	1,458,762	—	5	1,525,261	1,458,762	5

Long-term debt	296,472	288,869	290,893	282,031	270,124	3	10	296,472	270,124	10
Common stockholders’ equity	235,985	236,222	232,844	230,447	231,192	—	2	235,985	231,192	2
Total stockholders’ equity	264,348	263,215	259,837	256,515	258,956	—	2	264,348	258,956	2

Loans-to-deposits ratio	62%	63%	64%	67%	65%			62%	65%

Headcount	257,444	254,983	255,998	256,105	255,313	1	1	257,444	255,313	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$39	$46	$52	$51	$35	(15)	11

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking	$14,259	$13,833	$13,751	$13,695	$13,290	3	7	$41,843	$38,384	9
Corporate & Investment Bank	9,338	9,641	9,848	7,237	8,805	(3)	6	28,827	29,211	(1)
Commercial Banking	2,207	2,211	2,338	2,306	2,271	—	(3)	6,756	6,753	—
Asset & Wealth Management	3,568	3,559	3,489	3,439	3,559	—	—	10,616	10,637	—
Corporate	692	322	425	127	(103)	115	NM	1,439	(255)	NM
TOTAL NET REVENUE	$30,064	$29,566	$29,851	$26,804	$27,822	2	8	$89,481	$84,730	6

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$4,273	$4,174	$3,963	$4,028	$4,086	2	5	$12,410	$10,824	15
Corporate & Investment Bank	2,809	2,935	3,251	1,975	2,626	(4)	7	8,995	9,798	(8)
Commercial Banking	937	996	1,053	1,036	1,089	(6)	(14)	2,986	3,201	(7)
Asset & Wealth Management	668	719	661	604	724	(7)	(8)	2,048	2,249	(9)
Corporate	393	828	251	(577)	(145)	(53)	NM	1,472	(664)	NM
NET INCOME	$9,080	$9,652	$9,179	$7,066	$8,380	(6)	8	$27,911	$25,408	10

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, refer to page 28.

(b)
In the second quarter of 2019, the Firm reclassified balances related to certain structured notes from interest-bearing to noninterest-bearing deposits as the associated returns are recorded in principal transactions revenue and not in net interest income. This change was applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(c)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q19 Change					2019 Change
REVENUE	3Q19	2Q19		1Q19	4Q18	3Q18	2Q19	3Q18	2019		2018	2018
Investment banking fees	$1,967	$1,851		$1,840	$1,814	$1,832	6%	7%	$5,658		$5,736	(1)%
Principal transactions	3,449	3,714		4,076	1,361	2,964	(7)	16	11,239		10,698	5
Lending- and deposit-related fees	1,626	1,535		1,482	1,538	1,542	6	5	4,643		4,514	3
Asset management, administration and commissions	4,351	4,353		4,114	4,195	4,310	—	1	12,818		12,923	(1)
Investment securities gains/(losses)	78	44		13	(24)	(46)	77	NM	135		(371)	NM
Mortgage fees and related income	887	279		396	203	262	218	239	1,562		1,051	49
Card income	1,283	1,366		1,274	1,366	1,328	(6)	(3)	3,923		3,623	8
Other income	1,472	1,292		1,475	1,302	1,160	14	27	4,239		4,041	5
Noninterest revenue	15,113	14,434		14,670	11,755	13,352	5	13	44,217		42,215	5
Interest income (a)	21,121	21,603		21,389	20,601	19,439	(2)	9	64,113		55,499	16
Interest expense (a)	6,893	7,205		6,936	6,247	5,531	(4)	25	21,034		14,794	42
Net interest income	14,228	14,398		14,453	14,354	13,908	(1)	2	43,079		40,705	6
TOTAL NET REVENUE	29,341	28,832		29,123	26,109	27,260	2	8	87,296		82,920	5

Provision for credit losses	1,514	1,149		1,495	1,548	948	32	60	4,158		3,323	25

NONINTEREST EXPENSE
Compensation expense	8,583	8,547		8,937	7,809	8,108	—	6	26,067		25,308	3
Occupancy expense	1,110	1,060		1,068	1,069	1,014	5	9	3,238		2,883	12
Technology, communications and equipment expense	2,494	2,378		2,364	2,361	2,219	5	12	7,236		6,441	12
Professional and outside services	2,056	2,212		2,039	2,169	2,086	(7)	(1)	6,307		6,333	—
Marketing	945	862		879	894	798	10	18	2,686		2,396	12
Other expense (b)	1,234	1,282		1,108	1,418	1,398	(4)	(12)	3,624		4,313	(16)
TOTAL NONINTEREST EXPENSE	16,422	16,341		16,395	15,720	15,623	—	5	49,158		47,674	3
Income before income tax expense	11,405	11,342		11,233	8,841	10,689	1	7	33,980		31,923	6
Income tax expense/(benefit)	2,325	1,690	(e)	2,054	1,775	2,309	38	1	6,069	(e)	6,515	(7)
NET INCOME	$9,080	$9,652		$9,179	$7,066	$8,380	(6)	8	$27,911		$25,408	10

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.69	$2.83		$2.65	$1.99	$2.35	(5)	14	$8.17		$7.04	16
Diluted earnings per share	2.68	2.82		2.65	1.98	2.34	(5)	15	8.15		7.00	16

FINANCIAL RATIOS
Return on common equity (c)	15%	16%		16%	12%	14%			15%		14%
Return on tangible common equity (c)(d)	18	20		19	14	17			19		18
Return on assets (c)	1.30	1.41		1.39	1.06	1.28			1.37		1.31
Effective income tax rate	20.4	14.9	(e)	18.3	20.1	21.6			17.9	(e)	20.4
Overhead ratio	56	57		56	60	57			56		57

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Included Firmwide legal expense/(benefit) of $10 million, $69 million, $(81) million, $(18) million and $20 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively; and $(2) million and $90 million for the nine months ended September 30, 2019 and 2018, respectively.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, refer to page 28.

(e)	The three months ended June 30, 2019 and nine months ended September 30, 2019 included income tax benefits of $768 million and $1.0 billion, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
									Sep 30, 2019
									Change
	Sep 30,		Jun 30,	Mar 31,		Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2019		2019	2019		2018	2018		2019	2018
ASSETS
Cash and due from banks	$21,215		$23,164	$21,946		$22,324	$23,225		(8)%	(9)%
Deposits with banks	235,382		244,874	280,658		256,469	395,872		(4)	(41)
Federal funds sold and securities purchased under
resale agreements	257,391		267,864	299,140		321,588	217,632		(4)	18
Securities borrowed	138,336		130,661	123,186		111,995	122,434		6	13
Trading assets:
Debt and equity instruments	440,298		470,495	483,069		359,501	359,765		(6)	22
Derivative receivables	55,577		52,878	50,333		54,213	60,062		5	(7)
Investment securities	394,251		307,264	267,365		261,828	231,398		28	70
Loans	945,218		956,889	956,245		984,554	954,318		(1)	(1)
Less: Allowance for loan losses	13,235		13,166	13,533		13,445	13,128		1	1
Loans, net of allowance for loan losses	931,983		943,723	942,712		971,109	941,190		(1)	(1)
Accrued interest and accounts receivable	88,988		88,399	72,240		73,200	78,792		1	13
Premises and equipment	25,117		24,665	24,160	(b)	14,934	14,180		2	77
Goodwill, MSRs and other intangible assets	53,078		53,302	54,168		54,349	54,697		—	(3)
Other assets	123,045		120,090	118,211		121,022	115,936		2	6
TOTAL ASSETS	$2,764,661		$2,727,379	$2,737,188		$2,622,532	$2,615,183		1	6

LIABILITIES
Deposits	$1,525,261		$1,524,361	$1,493,441		$1,470,666	$1,458,762		—	5
Federal funds purchased and securities loaned or sold
under repurchase agreements	247,766		201,683	222,677		182,320	181,608		23	36
Short-term borrowings	48,893		59,890	71,305		69,276	64,635		(18)	(24)
Trading liabilities:
Debt and equity instruments	90,553		106,160	117,904		103,004	109,457		(15)	(17)
Derivative payables	47,790		41,479	39,003		41,769	41,693		15	15
Accounts payable and other liabilities	225,063		216,137	216,173	(b)	196,710	209,707		4	7
Beneficial interests issued by consolidated VIEs	18,515		25,585	25,955		20,241	20,241		(28)	(9)
Long-term debt	296,472		288,869	290,893		282,031	270,124		3	10
TOTAL LIABILITIES	2,500,313		2,464,164	2,477,351		2,366,017	2,356,227		1	6

STOCKHOLDERS’ EQUITY
Preferred stock	28,363	(a)	26,993	26,993		26,068	27,764	(c)	5	2
Common stock	4,105		4,105	4,105		4,105	4,105		—	—
Additional paid-in capital	88,512		88,359	88,170		89,162	89,333		—	(1)
Retained earnings	217,888		212,093	205,437		199,202	195,180		3	12
Accumulated other comprehensive income/(loss)	1,800		1,114	(558)		(1,507)	(2,425)		62	NM
Shares held in RSU Trust, at cost	(21)		(21)	(21)		(21)	(21)		—	—
Treasury stock, at cost	(76,299)		(69,428)	(64,289)		(60,494)	(54,980)		(10)	(39)
TOTAL STOCKHOLDERS’ EQUITY	264,348		263,215	259,837		256,515	258,956		—	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,764,661		$2,727,379	$2,737,188		$2,622,532	$2,615,183		1	6

(a)	Included $1.4 billion to be redeemed on October 30, 2019 as previously announced on September 26, 2019.

(b)
Effective January 1, 2019, the Firm adopted new accounting guidance that requires lessees to recognize on the Consolidated balance sheets all leases with lease terms greater than twelve months as a lease liability with a corresponding right-of-use (“ROU”) asset. Accordingly, the Firm recognized operating lease liabilities in Accounts payable and other liabilities and ROU assets in Premises and equipment of $8.2 billion and $8.1 billion, respectively, predominantly in Corporate and CCB.

(c)	Included $1.7 billion, which was redeemed on October 30, 2018.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
AVERAGE BALANCES	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
ASSETS
Deposits with banks	$267,578	$289,838	$290,281	$364,332	$408,595	(8)%	(35)%	$282,483	$419,392	(33)%
Federal funds sold and securities purchased under
resale agreements	276,721	288,781	288,478	256,258	208,439	(4)	33	284,616	203,969	40
Securities borrowed	139,939	126,157	123,467	120,930	117,057	11	20	129,915	113,112	15
Trading assets - debt instruments (a)	339,198	351,716	322,541	257,733	241,074	(4)	41	337,879	240,404	41
Investment securities	343,134	281,232	259,400	245,020	229,987	22	49	294,896	233,881	26
Loans	947,280	954,854	968,019	961,138	951,724	(1)	—	956,641	939,408	2
All other interest-earning assets (b)	51,304	46,516	46,708	49,038	46,429	10	10	48,193	48,743	(1)
Total interest-earning assets (a)	2,365,154	2,339,094	2,298,894	2,254,449	2,203,305	1	7	2,334,623	2,198,909	6
Trading assets - equity and other instruments (a)	113,980	120,545	108,598	100,655	119,915	(5)	(5)	114,394	124,048	(8)
Trading assets - derivative receivables	57,062	52,659	52,522	59,386	62,075	8	(8)	54,098	61,188	(12)
All other noninterest-earning assets	228,856	226,757	224,700	222,015	214,326	1	7	226,786	215,449	5
TOTAL ASSETS	$2,765,052	$2,739,055	$2,684,714	$2,636,505	$2,599,621	1	6	$2,729,901	$2,599,594	5
LIABILITIES
Interest-bearing deposits (a)	$1,123,452	$1,104,051	$1,080,274	$1,061,038	$1,041,896	2	8	$1,102,751	$1,039,646	6
Federal funds purchased and securities loaned or
sold under repurchase agreements	239,698	227,313	209,065	184,684	184,377	5	30	225,471	190,832	18
Short-term borrowings (a)(c)	44,814	58,262	67,074	65,804	52,779	(23)	(15)	56,635	51,349	10
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	183,369	191,655	183,478	182,784	176,795	(4)	4	186,167	176,104	6
Beneficial interests issued by consolidated VIEs	21,123	26,713	22,829	19,982	19,921	(21)	6	23,549	21,449	10
Long-term debt (a)	248,985	246,053	248,302	240,095	241,878	1	3	247,782	244,307	1
Total interest-bearing liabilities (a)	1,861,441	1,854,047	1,811,022	1,754,387	1,717,646	—	8	1,842,355	1,723,687	7
Noninterest-bearing deposits (a)	407,428	408,243	399,468	405,255	410,966	—	(1)	405,075	413,501	(2)
Trading liabilities - equity and other instruments (a)	31,310	30,170	34,734	37,812	36,605	4	(14)	32,059	33,607	(5)
Trading liabilities - derivative payables	45,987	40,233	39,567	43,538	44,810	14	3	41,952	42,919	(2)
All other noninterest-bearing liabilities (a)	155,032	146,343	142,746	139,015	132,903	6	17	148,086	130,755	13
TOTAL LIABILITIES	2,501,198	2,479,036	2,427,537	2,380,007	2,342,930	1	7	2,469,527	2,344,469	5
Preferred stock	28,241	26,993	27,126	26,602	26,252	5	8	27,457	26,130	5
Common stockholders’ equity	235,613	233,026	230,051	229,896	230,439	1	2	232,917	228,995	2
TOTAL STOCKHOLDERS’ EQUITY	263,854	260,019	257,177	256,498	256,691	1	3	260,374	255,125	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,765,052	$2,739,055	$2,684,714	$2,636,505	$2,599,621	1	6	$2,729,901	$2,599,594	5

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	1.33%	1.57%	1.64%	1.59%	1.54%			1.51%	1.42%
Federal funds sold and securities purchased under
resale agreements	2.21	2.33	2.32	2.06	1.81			2.29	1.63
Securities borrowed (a)	1.23	1.48	1.30	1.19	0.84			1.34	0.65
Trading assets - debt instruments (a)	3.12	3.34	3.50	3.62	3.57			3.32	3.57
Investment securities	2.92	3.28	3.37	3.32	3.26			3.17	3.20
Loans	5.29	5.36	5.41	5.26	5.11			5.35	4.99
All other interest-earning assets (a)(b)	4.27	4.07	3.98	3.73	4.23			4.11	3.92
Total interest-earning assets (a)	3.56	3.73	3.80	3.65	3.53			3.69	3.40

INTEREST-BEARING LIABILITIES
Interest-bearing deposits (a)	0.85	0.88	0.82	0.73	0.62			0.85	0.52
Federal funds purchased and securities loaned or
sold under repurchase agreements	2.05	2.16	2.15	1.94	1.78			2.12	1.52
Short-term borrowings (a)(c)	2.31	2.49	2.59	2.34	2.17			2.48	1.97
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	1.43	1.60	1.59	1.55	1.39			1.54	1.27
Beneficial interests issued by consolidated VIEs	2.53	2.63	2.66	2.53	2.41			2.61	2.28
Long-term debt (a)	3.49	3.69	3.82	3.58	3.37			3.67	3.18
Total interest-bearing liabilities (a)	1.47	1.56	1.55	1.41	1.28			1.53	1.15

INTEREST RATE SPREAD (a)	2.09%	2.17%	2.25%	2.24%	2.25%			2.16%	2.25%
NET YIELD ON INTEREST-EARNING ASSETS (a)	2.41%	2.49%	2.57%	2.55%	2.53%			2.49%	2.50%
Memo: Net yield on interest-earning assets excluding CIB Markets (f)	3.23%	3.35%	3.43%	3.35%	3.30%			3.34%	3.21%

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. In addition, the Firm reclassified balances related to certain instruments and structured notes from interest-earning/bearing to noninterest-earning/bearing assets and liabilities as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Includes prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(c)	Includes commercial paper.

(d)	Other interest-bearing liabilities include prime brokerage-related customer payables.

(e)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(f)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. For further discussion of the net yield on interest-earning assets excluding CIB Markets, refer to page 28.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
OTHER INCOME
Other income - reported	$1,472	$1,292	$1,475	$1,302	$1,160	14%	27%	$4,239	$4,041	5%
Fully taxable-equivalent adjustments (a)	596	596	585	540	408	—	46	1,777	1,337	33
Other income - managed	$2,068	$1,888	$2,060	$1,842	$1,568	10	32	$6,016	$5,378	12

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$15,113	$14,434	$14,670	$11,755	$13,352	5	13	$44,217	$42,215	5
Fully taxable-equivalent adjustments (a)	596	596	585	540	408	—	46	1,777	1,337	33
Total noninterest revenue - managed	$15,709	$15,030	$15,255	$12,295	$13,760	5	14	$45,994	$43,552	6

NET INTEREST INCOME
Net interest income - reported	$14,228	$14,398	$14,453	$14,354	$13,908	(1)	2	$43,079	$40,705	6
Fully taxable-equivalent adjustments (a)	127	138	143	155	154	(8)	(18)	408	473	(14)
Net interest income - managed	$14,355	$14,536	$14,596	$14,509	$14,062	(1)	2	$43,487	$41,178	6

TOTAL NET REVENUE
Total net revenue - reported	$29,341	$28,832	$29,123	$26,109	$27,260	2	8	$87,296	$82,920	5
Fully taxable-equivalent adjustments (a)	723	734	728	695	562	(1)	29	2,185	1,810	21
Total net revenue - managed	$30,064	$29,566	$29,851	$26,804	$27,822	2	8	$89,481	$84,730	6

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,919	$12,491	$12,728	$10,389	$11,637	3	11	$38,138	$35,246	8
Fully taxable-equivalent adjustments (a)	723	734	728	695	562	(1)	29	2,185	1,810	21
Pre-provision profit - managed	$13,642	$13,225	$13,456	$11,084	$12,199	3	12	$40,323	$37,056	9

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$11,405	$11,342	$11,233	$8,841	$10,689	1	7	$33,980	$31,923	6
Fully taxable-equivalent adjustments (a)	723	734	728	695	562	(1)	29	2,185	1,810	21
Income before income tax expense - managed	$12,128	$12,076	$11,961	$9,536	$11,251	—	8	$36,165	$33,733	7

INCOME TAX EXPENSE
Income tax expense - reported	$2,325	$1,690	$2,054	$1,775	$2,309	38	1	$6,069	$6,515	(7)
Fully taxable-equivalent adjustments (a)	723	734	728	695	562	(1)	29	2,185	1,810	21
Income tax expense - managed	$3,048	$2,424	$2,782	$2,470	$2,871	26	6	$8,254	$8,325	(1)

OVERHEAD RATIO
Overhead ratio - reported	56%	57%	56%	60%	57%			56%	57%
Overhead ratio - managed	55	55	55	59	56			55	56

(a) Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$14,259	$13,833	$13,751	$13,695	$13,290	3%	7%	$41,843	$38,384	9%
Corporate & Investment Bank	9,338	9,641	9,848	7,237	8,805	(3)	6	28,827	29,211	(1)
Commercial Banking	2,207	2,211	2,338	2,306	2,271	—	(3)	6,756	6,753	—
Asset & Wealth Management	3,568	3,559	3,489	3,439	3,559	—	—	10,616	10,637	—
Corporate	692	322	425	127	(103)	115	NM	1,439	(255)	NM
TOTAL NET REVENUE	$30,064	$29,566	$29,851	$26,804	$27,822	2	8	$89,481	$84,730	6

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,290	$7,162	$7,211	$7,065	$6,982	2	4	$21,663	$20,770	4
Corporate & Investment Bank	5,348	5,487	5,453	4,681	5,175	(3)	3	16,288	16,237	—
Commercial Banking	881	864	873	845	853	2	3	2,618	2,541	3
Asset & Wealth Management	2,622	2,596	2,647	2,621	2,585	1	1	7,865	7,732	2
Corporate	281	232	211	508	28	21	NM	724	394	84
TOTAL NONINTEREST EXPENSE	$16,422	$16,341	$16,395	$15,720	$15,623	—	5	$49,158	$47,674	3

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,969	$6,671	$6,540	$6,630	$6,308	4	10	$20,180	$17,614	15
Corporate & Investment Bank	3,990	4,154	4,395	2,556	3,630	(4)	10	12,539	12,974	(3)
Commercial Banking	1,326	1,347	1,465	1,461	1,418	(2)	(6)	4,138	4,212	(2)
Asset & Wealth Management	946	963	842	818	974	(2)	(3)	2,751	2,905	(5)
Corporate	411	90	214	(381)	(131)	357	NM	715	(649)	NM
PRE-PROVISION PROFIT	$13,642	$13,225	$13,456	$11,084	$12,199	3	12	$40,323	$37,056	9

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,311	$1,120	$1,314	$1,348	$980	17	34	$3,745	$3,405	10
Corporate & Investment Bank	92	—	87	82	(42)	NM	NM	179	(142)	NM
Commercial Banking	67	29	90	106	(15)	131	NM	186	23	NM
Asset & Wealth Management	44	2	2	13	23	NM	91	48	40	20
Corporate	—	(2)	2	(1)	2	NM	NM	—	(3)	NM
PROVISION FOR CREDIT LOSSES	$1,514	$1,149	$1,495	$1,548	$948	32	60	$4,158	$3,323	25

NET INCOME/(LOSS)
Consumer & Community Banking	$4,273	$4,174	$3,963	$4,028	$4,086	2	5	$12,410	$10,824	15
Corporate & Investment Bank	2,809	2,935	3,251	1,975	2,626	(4)	7	8,995	9,798	(8)
Commercial Banking	937	996	1,053	1,036	1,089	(6)	(14)	2,986	3,201	(7)
Asset & Wealth Management	668	719	661	604	724	(7)	(8)	2,048	2,249	(9)
Corporate	393	828	251	(577)	(145)	(53)	NM	1,472	(664)	NM
TOTAL NET INCOME	$9,080	$9,652	$9,179	$7,066	$8,380	(6)	8	$27,911	$25,408	10

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2019
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2019 Change
	2019		2019	2019	2018	2018	2019	2018	2019	2018	2018
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$188,151	(e)	$189,169	$186,116	$183,474	$184,972	(1)%	2%
Tier 1 capital	214,762	(e)	215,808	212,644	209,093	210,589	—	2
Total capital	243,432	(e)	244,490	241,483	237,511	238,303	—	2
Risk-weighted assets	1,528,367	(e)	1,545,101	1,542,903	1,528,916	1,545,326	(1)	(1)
CET1 capital ratio	12.3%	(e)	12.2%	12.1%	12.0%	12.0%
Tier 1 capital ratio	14.1	(e)	14.0	13.8	13.7	13.6
Total capital ratio	15.9	(e)	15.8	15.7	15.5	15.4

Advanced
CET1 capital	$188,151	(e)	$189,169	$186,116	$183,474	$184,972	(1)	2
Tier 1 capital	214,762	(e)	215,808	212,644	209,093	210,589	—	2
Total capital	232,972	(e)	234,507	231,454	227,435	228,574	(1)	2
Risk-weighted assets	1,435,854	(e)	1,449,211	1,432,526	1,421,205	1,438,529	(1)	—
CET1 capital ratio	13.1%	(e)	13.1%	13.0%	12.9%	12.9%
Tier 1 capital ratio	15.0	(e)	14.9	14.8	14.7	14.6
Total capital ratio	16.2	(e)	16.2	16.2	16.0	15.9

Leverage-based capital metrics
Adjusted average assets (b)	$2,717,783	(e)	$2,692,225	$2,637,741	$2,589,887	$2,552,612	1	6
Tier 1 leverage ratio	7.9%	(e)	8.0%	8.1%	8.1%	8.2%

Total leverage exposure	3,404,624	(e)	3,367,154	3,309,501	3,269,988	3,235,518	1	5
SLR	6.3%	(e)	6.4%	6.4%	6.4%	6.5%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$235,985		$236,222	$232,844	$230,447	$231,192	—	2
Less: Goodwill	47,818		47,477	47,474	47,471	47,483	1	1
Less: Other intangible assets	841		732	737	748	781	15	8
Add: Deferred tax liabilities (d)	2,371		2,316	2,293	2,280	2,239	2	6
Total tangible common equity	$189,697		$190,329	$186,926	$184,508	$185,167	—	2

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$235,613		$233,026	$230,051	$229,896	$230,439	1	2	$232,917	$228,995	2%
Less: Goodwill	47,707		47,472	47,475	47,478	47,490	—	—	47,552	47,496	—
Less: Other intangible assets	842		741	744	765	795	14	6	776	820	(5)
Add: Deferred tax liabilities (d)	2,344		2,304	2,287	2,260	2,233	2	5	2,311	2,221	4
Total tangible common equity	$189,408		$187,117	$184,119	$183,913	$184,387	1	3	$186,900	$182,900	2

INTANGIBLE ASSETS (period-end)
Goodwill	$47,818		$47,477	$47,474	$47,471	$47,483	1	1
Mortgage servicing rights	4,419		5,093	5,957	6,130	6,433	(13)	(31)
Other intangible assets	841		732	737	748	781	15	8
Total intangible assets	$53,078		$53,302	$54,168	$54,349	$54,697	—	(3)

(a)
The Basel III capital rules became fully phased-in effective January 1, 2019. During 2018, the required capital measures were subject to the transitional rules and as of December 31, 2018 and September 30, 2018, were the same on a fully phased-in and on a transitional basis. For additional information, refer to Key performance measures on page 59 and Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 44-48 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)	For further discussion of TCE, refer to page 28.

(d)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q19 Change				2019 Change
	3Q19		2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,080		$9,652	$9,179	$7,066	$8,380	(6)%	8%	$27,911	$25,408	10%
Less: Preferred stock dividends	423		404	374	384	379	5	12	1,201	1,167	3
Net income applicable to common equity	8,657		9,248	8,805	6,682	8,001	(6)	8	26,710	24,241	10
Less: Dividends and undistributed earnings allocated to
participating securities	51		56	52	41	53	(9)	(4)	159	174	(9)
Net income applicable to common stockholders	$8,606		$9,192	$8,753	$6,641	$7,948	(6)	8	$26,551	$24,067	10

Total weighted-average basic shares outstanding	3,198.5		3,250.6	3,298.0	3,335.8	3,376.1	(2)	(5)	3,248.7	3,416.5	(5)
Net income per share	$2.69		$2.83	$2.65	$1.99	$2.35	(5)	14	$8.17	$7.04	16

Diluted earnings per share
Net income applicable to common stockholders	$8,606		$9,192	$8,753	$6,641	$7,948	(6)	8	$26,551	$24,067	10
Total weighted-average basic shares outstanding	3,198.5		3,250.6	3,298.0	3,335.8	3,376.1	(2)	(5)	3,248.7	3,416.5	(5)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	8.7		9.1	10.2	11.5	18.2	(4)	(52)	9.3	19.7	(53)
Total weighted-average diluted shares outstanding	3,207.2		3,259.7	3,308.2	3,347.3	3,394.3	(2)	(6)	3,258.0	3,436.2	(5)
Net income per share	$2.68		$2.82	$2.65	$1.98	$2.34	(5)	15	$8.15	$7.00	16

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	(c)	$0.80	$0.80	$0.80	$0.80	13	13	$2.50	$1.92	30
Dividend payout ratio	33%		28%	30%	40%	34%			30%	27%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	62.0		47.5	49.5	55.5	39.3	31	58	159.0	126.0	26
Average price paid per share of common stock	$112.07		$109.83	$102.78	$106.80	$112.41	2	—	$108.51	$111.55	(3)
Aggregate repurchases of common equity	6,949		5,210	5,091	5,928	4,416	33	57	17,250	14,055	23

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.0		1.0	17.7	1.2	1.0	—	—	19.7	21.4	(8)
Net impact of employee issuances on stockholders’ equity (b)	$232		$258	$348	$240	$244	(10)	(5)	$838	$447	87

(a)	On June 27, 2019, the Firm announced that it is authorized to repurchase up to $29.4 billion of common equity between July 1, 2019 and June 30, 2020, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(c)	On September 17, 2019, the Board of Directors declared a quarterly common stock dividend of $0.90 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$1,026	$928	$873	$956	$936	11%	10%	$2,827	$2,668	6%
Asset management, administration and commissions	608	664	618	610	626	(8)	(3)	1,890	1,792	5
Mortgage fees and related income (a)	886	279	396	203	260	218	241	1,561	1,049	49
Card income	1,176	1,257	1,168	1,255	1,219	(6)	(4)	3,601	3,299	9
All other income	1,399	1,312	1,278	1,173	1,135	7	23	3,989	3,255	23
Noninterest revenue	5,095	4,440	4,333	4,197	4,176	15	22	13,868	12,063	15
Net interest income (a)	9,164	9,393	9,418	9,498	9,114	(2)	1	27,975	26,321	6
TOTAL NET REVENUE	14,259	13,833	13,751	13,695	13,290	3	7	41,843	38,384	9

Provision for credit losses	1,311	1,120	1,314	1,348	980	17	34	3,745	3,405	10

NONINTEREST EXPENSE
Compensation expense	2,683	2,672	2,708	2,618	2,635	—	2	8,063	7,916	2
Noncompensation expense (b)	4,607	4,490	4,503	4,447	4,347	3	6	13,600	12,854	6
TOTAL NONINTEREST EXPENSE	7,290	7,162	7,211	7,065	6,982	2	4	21,663	20,770	4

Income before income tax expense	5,658	5,551	5,226	5,282	5,328	2	6	16,435	14,209	16
Income tax expense	1,385	1,377	1,263	1,254	1,242	1	12	4,025	3,385	19
NET INCOME	$4,273	$4,174	$3,963	$4,028	$4,086	2	5	$12,410	$10,824	15

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,688	$6,797	$6,568	$6,567	$6,385	(2)	5	$20,053	$18,238	10
Home Lending (a)	1,465	1,118	1,346	1,322	1,306	31	12	3,929	4,162	(6)
Card, Merchant Services & Auto	6,106	5,918	5,837	5,806	5,599	3	9	17,861	15,984	12

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	738	353	200	(28)	108	109	NM	1,291	296	336
Net mortgage servicing revenue (c)	148	(74)	196	231	152	NM	(3)	270	753	(64)
Mortgage fees and related income	$886	$279	$396	$203	$260	218	241	$1,561	$1,049	49

FINANCIAL RATIOS
ROE	32%	31%	30%	30%	31%			31%	27%
Overhead ratio	51	52	52	52	53			52	54

(a)
Net production revenue in the third quarter of 2019 included approximately $350 million of gains on the sale of mortgage loans that were predominantly offset by a charge in net interest income for the unwind of the related internal funding from Treasury and Chief Investment Office (“CIO”) associated with these loans. The charge reflects the net present value of that funding and is recognized as interest income in Treasury and CIO. For further information, refer to footnote (a) in Corporate on page 23 and Funds Transfer Pricing (“FTP”) on page 60 of the Firm’s 2018 Form 10-K.

(b)
Included operating lease depreciation expense of $1.0 billion, $959 million, $969 million, $927 million and $862 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively, and $3.0 billion and $2.5 billion for the nine months ended September 30, 2019 and 2018, respectively.

(c)
Included MSR risk management results of $53 million, $(244) million, $(9) million, $(17) million and $(88) million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively, and $(200) million and $(94) million for the nine months ended September 30, 2019 and 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$532,487	$550,690	$552,486	$557,441	$560,432	(3)%	(5)%	$532,487	$560,432	(5)%

Loans:
Consumer & Business Banking	26,699	26,616	26,492	26,612	26,451	—	1	26,699	26,451	1
Home equity	31,552	32,958	34,417	36,013	37,461	(4)	(16)	31,552	37,461	(16)
Residential mortgage	171,787	186,575	196,182	203,859	205,389	(8)	(16)	171,787	205,389	(16)
Home Lending	203,339	219,533	230,599	239,872	242,850	(7)	(16)	203,339	242,850	(16)
Card	159,571	157,576	150,527	156,632	147,881	1	8	159,571	147,881	8
Auto	61,410	62,073	62,786	63,573	63,619	(1)	(3)	61,410	63,619	(3)
Total loans	451,019	465,798	470,404	486,689	480,801	(3)	(6)	451,019	480,801	(6)
Core loans	405,662	418,177	420,417	434,466	425,917	(3)	(5)	405,662	425,917	(5)

Deposits	701,170	695,100	702,587	678,854	677,260	1	4	701,170	677,260	4
Equity	52,000	52,000	52,000	51,000	51,000	—	2	52,000	51,000	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$538,500	$542,337	$553,832	$554,600	$551,080	(1)	(2)	$544,833	$544,931	—

Loans:
Consumer & Business Banking	26,550	26,570	26,488	26,474	26,351	—	1	26,537	26,104	2
Home equity	32,215	33,676	35,224	36,703	38,211	(4)	(16)	33,694	39,951	(16)
Residential mortgage	181,157	191,009	203,725	205,471	204,689	(5)	(11)	191,881	201,665	(5)
Home Lending	213,372	224,685	238,949	242,174	242,900	(5)	(12)	225,575	241,616	(7)
Card	158,168	153,746	151,134	150,594	146,272	3	8	154,375	143,986	7
Auto	61,371	62,236	62,763	63,426	64,060	(1)	(4)	62,118	65,096	(5)
Total loans	459,461	467,237	479,334	482,668	479,583	(2)	(4)	468,605	476,802	(2)
Core loans	413,036	418,470	428,215	429,167	422,582	(1)	(2)	419,851	415,662	1

Deposits	693,980	690,892	681,013	673,782	674,211	—	3	688,676	669,244	3
Equity	52,000	52,000	52,000	51,000	51,000	—	2	52,000	51,000	2

Headcount	127,687	127,732	128,419	129,518	129,891	—	(2)	127,687	129,891	(2)

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,099	$3,142	$3,265	$3,339	$3,520	(1)%	(12)%	$3,099	$3,520	(12)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	79	66	59	65	68	20	16	204	171	19
Home equity	(25)	(16)	—	(4)	(12)	(56)	(108)	(41)	(3)	NM
Residential mortgage	(17)	(12)	(5)	(35)	(105)	(42)	84	(34)	(252)	87
Home Lending	(42)	(28)	(5)	(39)	(117)	(50)	64	(75)	(255)	71
Card	1,175	1,240	1,202	1,111	1,073	(5)	10	3,617	3,407	6
Auto	49	42	58	61	56	17	(13)	149	182	(18)
Total net charge-offs/(recoveries)	$1,261	$1,320	$1,314	$1,198	$1,080	(4)	17	$3,895	$3,505	11
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.18%	1.00%	0.90%	0.97%	1.02%			1.03%	0.88%
Home equity (d)	(0.41)	(0.25)	—	(0.06)	(0.17)			(0.22)	(0.01)
Residential mortgage (d)	(0.04)	(0.03)	(0.01)	(0.07)	(0.22)			(0.03)	(0.18)
Home Lending (d)	(0.09)	(0.06)	(0.01)	(0.07)	(0.21)			(0.05)	(0.16)
Card	2.95	3.24	3.23	2.93	2.91			3.13	3.16
Auto	0.32	0.27	0.37	0.38	0.35			0.32	0.37
Total net charge-off/(recovery) rate (d)	1.16	1.19	1.17	1.04	0.95			1.17	1.05

30+ day delinquency rate
Home Lending (e)(f)	0.78%	0.71%	0.77%	0.77%	0.81%			0.78%	0.81%
Card	1.84	1.71	1.85	1.83	1.75			1.84	1.75
Auto	0.88	0.82	0.63	0.93	0.82			0.88	0.82

90+ day delinquency rate - Card	0.90	0.87	0.97	0.92	0.85			0.90	0.85

Allowance for loan losses
Consumer & Business Banking	$746	$796	$796	$796	$796	(6)	(6)	$746	$796	(6)
Home Lending, excluding PCI loans	903	1,003	1,003	1,003	1,003	(10)	(10)	903	1,003	(10)
Home Lending - PCI loans (c)	1,256	1,299	1,738	1,788	1,824	(3)	(31)	1,256	1,824	(31)
Card	5,583	5,383	5,183	5,184	5,034	4	11	5,583	5,034	11
Auto	465	465	465	464	464	—	—	465	464	—
Total allowance for loan losses (c)	$8,953	$8,946	$9,185	$9,235	$9,121	—	(2)	$8,953	$9,121	(2)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $1.6 billion, $1.8 billion, $2.2 billion, $2.6 billion and $2.9 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, excluded write-offs in the PCI portfolio of $43 million, $39 million, $50 million, $36 million and $58 million, respectively, and for the nine months ended September 30, 2019 and 2018 excluded $132 million and $151 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, refer to Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.31)%, (0.19)%, –%, (0.04)% and (0.12)%, respectively; (2) residential mortgage of (0.04)%, (0.03)%, (0.01)%, (0.07)% and (0.20)%, respectively; (3) Home Lending of (0.08)%, (0.05)%, (0.01)%, (0.06)% and (0.19)%, respectively; and (4) total CCB of 1.10%, 1.14%, 1.11%, 0.99% and 0.89%, respectively. For the nine months ended September 30, 2019 and 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.16)% and (0.01)%, respectively; (2) residential mortgage of (0.02)% and (0.17)%, respectively; (3) Home Lending of (0.04)% and (0.14)%, respectively; and (4) total CCB of 1.12% and 0.98%, respectively.

(e)
At September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, excluded mortgage loans insured by U.S. government agencies of $2.7 billion, $2.9 billion, $3.2 billion, $4.1 billion and $4.5 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 8.56%, 8.71%, 8.90%, 9.16% and 9.39% at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q19 Change						2019 Change
	3Q19		2Q19		1Q19		4Q18		3Q18		2Q19	3Q18	2019		2018		2018
BUSINESS METRICS
Number of:
Branches	4,949		4,970		5,028		5,036		5,066		—%	(2)%	4,949		5,066		(2)%
Active digital customers (in thousands) (a)	51,843		51,032		50,651		49,254		48,664		2	7	51,843		48,664		7
Active mobile customers (in thousands) (b)	36,510		35,392		34,371		33,260		32,538		3	12	36,510		32,538		12

Debit and credit card sales volume (in billions)	$282.2		$281.5		$255.1		$270.5		$259.0		—	9	$818.8		$746.4		10

Consumer & Business Banking
Average deposits	$678,281		$676,663		$668,526		$660,279		$659,513		—	3	$674,526		$655,276		3
Deposit margin	2.47%		2.60%		2.62%		2.55%		2.43%				2.56%		2.33%
Business banking origination volume	$1,550		$1,741		$1,480		$1,477		$1,629		(11)	(5)	$4,771		$5,206		(8)
Client investment assets	337,915		328,141		312,310		282,463		298,405		3	13	337,915		298,405		13

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$14.2		$12.5		$7.9		$9.0		$10.6		14	34	$34.6		$29.3		18
Correspondent	18.2		12.0		7.1		8.2		11.9		52	53	37.3		32.9		13
Total mortgage origination volume (c)	$32.4		$24.5		$15.0		$17.2		$22.5		32	44	$71.9		$62.2		16
Total loans serviced (period-end)	$774.8		$780.1		$791.5		$789.8		$798.6		(1)	(3)	$774.8		$798.6		(3)
Third-party mortgage loans serviced (period-end)	535.8		526.6		529.6		519.6		526.5		2	2	535.8		526.5		2
MSR carrying value (period-end)	4.4		5.1		6.0		6.1		6.4		(14)	(31)	4.4		6.4		(31)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.82%		0.97%		1.13%		1.17%		1.22%				0.82%		1.22%
MSR revenue multiple (d)	2.41	x	2.69	x	3.32	x	3.34	x	3.49	x			2.34	x	3.49	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$193.6		$192.5		$172.5		$185.3		$176.0		1	10	$558.6		$507.1		10

Card Services
Net revenue rate	11.40%		11.48%		11.63%		11.57%		11.50%				11.50%		11.17%

Merchant Services
Merchant processing volume (in billions)	$380.5		$371.6		$356.5		$375.2		$343.8		2	11	$1,108.6		$990.9		12

Auto
Loan and lease origination volume (in billions)	$9.1		$8.5		$7.9		$7.0		$8.1		7	12	$25.5		$24.8		3
Average auto operating lease assets	21,765		21,314		20,831		20,041		19,176		2	14	21,307		18,394		16

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $35.8 billion, $26.3 billion, $16.4 billion, $18.7 billion and $24.5 billion for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively, and $78.5 billion and $68.2 billion for the nine months ended September 30, 2019 and 2018, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change					2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018		2018
INCOME STATEMENT
REVENUE
Investment banking fees	$1,981	$1,846	$1,844	$1,815	$1,823	7%	9%	$5,671	$5,658		—%
Principal transactions	3,418	3,885	4,163	1,485	3,091	(12)	11	11,466	10,786		6
Lending- and deposit-related fees	360	374	361	361	373	(4)	(3)	1,095	1,136		(4)
Asset management, administration and commissions	1,197	1,149	1,101	1,072	1,130	4	6	3,447	3,416		1
All other income	226	229	194	281	88	(1)	157	649	958	(c)	(32)
Noninterest revenue	7,182	7,483	7,663	5,014	6,505	(4)	10	22,328	21,954		2
Net interest income	2,156	2,158	2,185	2,223	2,300	—	(6)	6,499	7,257		(10)
TOTAL NET REVENUE (a)	9,338	9,641	9,848	7,237	8,805	(3)	6	28,827	29,211		(1)

Provision for credit losses	92	—	87	82	(42)	NM	NM	179	(142)		NM

NONINTEREST EXPENSE
Compensation expense	2,734	2,698	2,949	2,057	2,402	1	14	8,381	8,158		3
Noncompensation expense	2,614	2,789	2,504	2,624	2,773	(6)	(6)	7,907	8,079		(2)
TOTAL NONINTEREST EXPENSE	5,348	5,487	5,453	4,681	5,175	(3)	3	16,288	16,237		—

Income before income tax expense	3,898	4,154	4,308	2,474	3,672	(6)	6	12,360	13,116		(6)
Income tax expense	1,089	1,219	1,057	499	1,046	(11)	4	3,365	3,318		1
NET INCOME	$2,809	$2,935	$3,251	$1,975	$2,626	(4)	7	$8,995	$9,798		(8)

FINANCIAL RATIOS
ROE	13%	14%	16%	10%	14%			14%	18%
Overhead ratio	57	57	55	65	59			57	56
Compensation expense as percentage of total net revenue	29	28	30	28	27			29	28

REVENUE BY BUSINESS
Investment Banking	$1,871	$1,776	$1,745	$1,720	$1,731	5	8	$5,392	$5,267		2
Treasury Services	1,101	1,135	1,147	1,217	1,183	(3)	(7)	3,383	3,480		(3)
Lending	329	337	340	344	331	(2)	(1)	1,006	954		5
Total Banking	3,301	3,248	3,232	3,281	3,245	2	2	9,781	9,701		1
Fixed Income Markets	3,557	3,690	3,725	1,856	2,844	(4)	25	10,972	10,850		1
Equity Markets	1,517	1,728	1,741	1,317	1,595	(12)	(5)	4,986	5,571		(11)
Securities Services	1,034	1,045	1,014	1,026	1,057	(1)	(2)	3,093	3,219		(4)
Credit Adjustments & Other (b)	(71)	(70)	136	(243)	64	(1)	NM	(5)	(130)		96
Total Markets & Securities Services	6,037	6,393	6,616	3,956	5,560	(6)	9	19,046	19,510	(c)	(2)
TOTAL NET REVENUE	$9,338	$9,641	$9,848	$7,237	$8,805	(3)	6	$28,827	$29,211		(1)

(a)
Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $527 million, $547 million, $539 million, $465 million and $354 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively and $1.6 billion and $1.2 billion for the nine months ended September 30, 2019 and 2018, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)
Included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance in the first quarter of 2018 for certain equity investments previously held at cost.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Assets	$1,023,132	$962,498	$1,006,111	$903,051	$928,148	6%	10%	$1,023,132	$928,148	10%
Loans:
Loans retained (a)	118,290	123,074	127,086	129,389	117,084	(4)	1	118,290	117,084	1
Loans held-for-sale and loans at fair value	8,324	6,838	7,783	13,050	6,133	22	36	8,324	6,133	36
Total loans	126,614	129,912	134,869	142,439	123,217	(3)	3	126,614	123,217	3
Core loans	126,445	129,747	134,692	142,122	122,953	(3)	3	126,445	122,953	3

Equity	80,000	80,000	80,000	70,000	70,000	—	14	80,000	70,000	14

SELECTED BALANCE SHEET DATA (average)
Assets	$1,003,395	$992,792	$959,842	$918,643	$924,909	1	8	985,503	$924,145	7
Trading assets - debt and equity instruments	415,450	421,775	381,312	334,033	349,390	(1)	19	406,304	354,270	15
Trading assets - derivative receivables	48,266	48,815	50,609	59,393	62,025	(1)	(22)	49,221	60,943	(19)
Loans:
Loans retained (a)	119,007	124,194	126,990	118,857	115,390	(4)	3	123,368	112,921	9
Loans held-for-sale and loans at fair value	8,344	7,763	8,615	6,852	7,328	7	14	8,239	6,263	32
Total loans	127,351	131,957	135,605	125,709	122,718	(3)	4	131,607	119,184	10
Core loans	127,187	131,792	135,420	125,505	122,442	(3)	4	131,436	118,877	11

Equity	80,000	80,000	80,000	70,000	70,000	—	14	80,000	70,000	14

Headcount	55,873	54,959	54,697	54,480	54,052	2	3	55,873	54,052	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$38	$72	$30	$(1)	$(40)	(47)	NM	$140	$94	49
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	712	569	812	443	318	25	124	712	318	124
Nonaccrual loans held-for-sale and loans at fair value	262	370	313	220	9	(29)	NM	262	9	NM
Total nonaccrual loans	974	939	1,125	663	327	4	198	974	327	198

Derivative receivables	26	39	44	60	90	(33)	(71)	26	90	(71)
Assets acquired in loan satisfactions	75	58	58	57	61	29	23	75	61	23
Total nonperforming assets	1,075	1,036	1,227	780	478	4	125	1,075	478	125
Allowance for credit losses:
Allowance for loan losses	1,171	1,131	1,252	1,199	1,068	4	10	1,171	1,068	10
Allowance for lending-related commitments	824	807	758	754	802	2	3	824	802	3
Total allowance for credit losses	1,995	1,938	2,010	1,953	1,870	3	7	1,995	1,870	7

Net charge-off/(recovery) rate (a)(c)	0.13%	0.23%	0.10%	—%	(0.14)%			0.15%	0.11%
Allowance for loan losses to period-end loans retained (a)	0.99	0.92	0.99	0.93	0.91			0.99	0.91
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.33	1.27	1.34	1.24	1.27			1.33	1.27
Allowance for loan losses to nonaccrual loans retained (a)(b)	164	199	154	271	336			164	336
Nonaccrual loans to total period-end loans	0.77	0.72	0.83	0.47	0.27			0.77	0.27

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $207 million, $147 million, $252 million, $174 million and $145 million were held against nonaccrual loans at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
BUSINESS METRICS
Advisory	$506	$525	$644	$727	$581	(4)%	(13)%	$1,675	$1,782	(6)%
Equity underwriting	514	505	265	348	420	2	22	1,284	1,336	(4)
Debt underwriting	961	816	935	740	822	18	17	2,712	2,540	7
Total investment banking fees	$1,981	$1,846	$1,844	$1,815	$1,823	7	9	$5,671	$5,658	—

Assets under custody (“AUC”) (period-end) (in billions)	$25,695	$25,450	$24,716	$23,217	$24,403	1	5	$25,695	$24,403	5

Client deposits and other third-party liabilities (average) (a)	471,291	458,237	444,055	445,642	434,847	3	8	457,961	430,640	6

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$37	$39	$44	$37	$30	(5)	23
Foreign exchange	6	7	9	6	5	(14)	20
Equities	22	25	16	20	16	(12)	38
Commodities and other	8	9	10	11	9	(11)	(11)
Diversification benefit to CIB trading VaR (c)	(34)	(36)	(32)	(25)	(27)	6	(26)
CIB trading VaR (b)	39	44	47	49	33	(11)	18
Credit portfolio VaR (d)	5	5	5	4	3	—	67
Diversification benefit to CIB VaR (c)	(6)	(5)	(4)	(4)	(3)	(20)	(100)
CIB VaR	$38	$44	$48	$49	$33	(14)	15

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, refer to VaR measurement on pages 126–128 of the Firm’s 2018 Form 10-K, and pages 70-72 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$221	$216	$227	$204	$216	2%	2%	$664	$666	—%
All other income (a)	378	333	431	381	360	14	5	1,142	1,092	5
Noninterest revenue	599	549	658	585	576	9	4	1,806	1,758	3
Net interest income	1,608	1,662	1,680	1,721	1,695	(3)	(5)	4,950	4,995	(1)
TOTAL NET REVENUE (b)	2,207	2,211	2,338	2,306	2,271	—	(3)	6,756	6,753	—

Provision for credit losses	67	29	90	106	(15)	131	NM	186	23	NM

NONINTEREST EXPENSE
Compensation expense	454	438	449	426	432	4	5	1,341	1,268	6
Noncompensation expense	427	426	424	419	421	—	1	1,277	1,273	—
TOTAL NONINTEREST EXPENSE	881	864	873	845	853	2	3	2,618	2,541	3

Income before income tax expense	1,259	1,318	1,375	1,355	1,433	(4)	(12)	3,952	4,189	(6)
Income tax expense	322	322	322	319	344	—	(6)	966	988	(2)
NET INCOME	$937	$996	$1,053	$1,036	$1,089	(6)	(14)	$2,986	$3,201	(7)

Revenue by product
Lending	$1,006	$1,012	$1,012	$997	$1,027	(1)	(2)	$3,030	$3,052	(1)
Treasury services	950	989	1,029	1,055	1,021	(4)	(7)	2,968	3,019	(2)
Investment banking (c)	226	193	289	208	206	17	10	708	644	10
Other	25	17	8	46	17	47	47	50	38	32
Total Commercial Banking net revenue (b)	$2,207	$2,211	$2,338	$2,306	$2,271	—	(3)	$6,756	$6,753	—

Investment banking revenue, gross (d)	$700	$592	$818	$602	$581	18	20	$2,110	$1,889	12

Revenue by client segment
Middle Market Banking	$903	$939	$951	$959	$935	(4)	(3)	$2,793	$2,749	2
Corporate Client Banking	739	709	816	741	749	4	(1)	2,264	2,243	1
Commercial Real Estate Banking (e)	547	538	547	568	562	2	(3)	1,632	1,681	(3)
Other (e)	18	25	24	38	25	(28)	(28)	67	80	(16)
Total Commercial Banking net revenue (b)	$2,207	$2,211	$2,338	$2,306	$2,271	—	(3)	$6,756	$6,753	—

FINANCIAL RATIOS
ROE	16%	17%	19%	20%	21%			17%	20%
Overhead ratio	40	39	37	37	38			39	38

(a)
Effective in the first quarter of 2019, includes revenue from investment banking products, commercial card transactions and asset management fees. The prior period amounts have been revised to conform with the current period presentation.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $114 million, $100 million, $94 million, $128 million and $107 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively and $308 million and $316 million for the nine months ended September 30, 2019 and 2018, respectively

(c)	Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.

(d)	For discussion of revenue sharing, refer to page 60 of the Firm’s 2018 Form 10-K.

(e)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$222,483	$220,712	$216,111	$220,229	$217,194	1%	2%	$222,483	$217,194	2%
Loans:
Loans retained	209,448	208,323	204,927	204,219	205,177	1	2	209,448	205,177	2
Loans held-for-sale and loans at fair value	3,187	1,284	410	1,978	405	148	NM	3,187	405	NM
Total loans	$212,635	$209,607	$205,337	$206,197	$205,582	1	3	$212,635	$205,582	3
Core loans	212,514	209,475	205,199	206,039	205,418	1	3	212,514	205,418	3
Equity	22,000	22,000	22,000	20,000	20,000	—	10	22,000	20,000	10

Period-end loans by client segment
Middle Market Banking	$54,298	$56,346	$56,846	$56,656	$57,324	(4)	(5)	$54,298	$57,324	(5)
Corporate Client Banking	55,976	51,500	46,897	48,343	46,890	9	19	55,976	46,890	19
Commercial Real Estate Banking (a)	101,326	100,751	100,622	100,088	100,072	1	1	101,326	100,072	1
Other (a)	1,035	1,010	972	1,110	1,296	2	(20)	1,035	1,296	(20)
Total Commercial Banking loans	$212,635	$209,607	$205,337	$206,197	$205,582	1	3	$212,635	$205,582	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,620	$218,760	$218,297	$218,227	$219,232	—	—	$218,560	$218,270	—
Loans:
Loans retained	207,286	206,771	204,462	205,113	205,603	—	1	206,183	203,950	1
Loans held-for-sale and loans at fair value	963	701	1,634	1,610	1,617	37	(40)	1,097	1,139	(4)
Total loans	$208,249	$207,472	$206,096	$206,723	$207,220	—	—	$207,280	$205,089	1
Core loans	208,125	207,336	205,949	206,561	207,052	—	1	207,145	204,902	1
Client deposits and other third-party liabilities	172,714	168,247	167,260	169,174	168,169	3	3	169,427	171,483	(1)
Equity	22,000	22,000	22,000	20,000	20,000	—	10	22,000	20,000	10

Average loans by client segment
Middle Market Banking	$54,806	$57,155	$56,723	$57,004	$57,258	(4)	(4)	$56,221	$57,121	(2)
Corporate Client Banking	51,389	48,656	48,141	48,167	49,004	6	5	49,407	47,650	4
Commercial Real Estate Banking (a)	101,044	100,671	100,264	100,320	99,627	—	1	100,663	98,880	2
Other (a)	1,010	990	968	1,232	1,331	2	(24)	989	1,438	(31)
Total Commercial Banking loans	$208,249	$207,472	$206,096	$206,723	$207,220	—	—	$207,280	$205,089	1

Headcount	11,501	11,248	11,033	11,042	10,937	2	5	11,501	10,937	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$45	$15	$11	$37	$(18)	200	NM	$71	$16	344
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	659	614	544	511	452	7	46	659	452	46
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	5	—	NM	—	5	NM
Total nonaccrual loans	659	614	544	511	457	7	44	659	457	44

Assets acquired in loan satisfactions	19	20	—	2	2	(5)	NM	19	2	NM
Total nonperforming assets	678	634	544	513	459	7	48	678	459	48
Allowance for credit losses:
Allowance for loan losses	2,759	2,756	2,766	2,682	2,619	—	5	2,759	2,619	5
Allowance for lending-related commitments	293	274	250	254	249	7	18	293	249	18
Total allowance for credit losses	3,052	3,030	3,016	2,936	2,868	1	6	3,052	2,868	6

Net charge-off/(recovery) rate (c)	0.09%	0.03%	0.02%	0.07%	(0.03)%			0.05%	0.01%
Allowance for loan losses to period-end loans retained	1.32	1.32	1.35	1.31	1.28			1.32	1.28
Allowance for loan losses to nonaccrual loans retained (b)	419	449	508	525	579			419	579
Nonaccrual loans to period-end total loans	0.31	0.29	0.26	0.25	0.22			0.31	0.22

(a)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $119 million, $125 million, $132 million, $92 million and $105 million was held against nonaccrual loans retained at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,574	$2,568	$2,416	$2,548	$2,563	—%	—%	$7,558	$7,623	(1)%
All other income	139	115	177	(6)	117	21	19	431	374	15
Noninterest revenue	2,713	2,683	2,593	2,542	2,680	1	1	7,989	7,997	—
Net interest income	855	876	896	897	879	(2)	(3)	2,627	2,640	—
TOTAL NET REVENUE	3,568	3,559	3,489	3,439	3,559	—	—	10,616	10,637	—

Provision for credit losses	44	2	2	13	23	NM	91	48	40	20

NONINTEREST EXPENSE
Compensation expense	1,391	1,406	1,462	1,383	1,391	(1)	—	4,259	4,112	4
Noncompensation expense	1,231	1,190	1,185	1,238	1,194	3	3	3,606	3,620	—
TOTAL NONINTEREST EXPENSE	2,622	2,596	2,647	2,621	2,585	1	1	7,865	7,732	2

Income before income tax expense	902	961	840	805	951	(6)	(5)	2,703	2,865	(6)
Income tax expense	234	242	179	201	227	(3)	3	655	616	6
NET INCOME	$668	$719	$661	$604	$724	(7)	(8)	$2,048	$2,249	(9)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,816	$1,785	$1,761	$1,723	$1,827	2	(1)	$5,362	$5,440	(1)
Wealth Management	1,752	1,774	1,728	1,716	1,732	(1)	1	5,254	5,197	1
TOTAL NET REVENUE	$3,568	$3,559	$3,489	$3,439	$3,559	—	—	$10,616	$10,637	—

FINANCIAL RATIOS
ROE	24%	27%	25%	26%	31%			25%	32%
Overhead ratio	73	73	76	76	73			74	73
Pretax margin ratio:
Asset Management	25	25	23	25	27			25	27
Wealth Management	25	29	25	22	26			26	27
Asset & Wealth Management	25	27	24	23	27			25	27

Headcount	24,228	23,683	24,347	23,920	23,747	2	2	24,228	23,747	2

Number of Wealth Management client advisors	2,872	2,735	2,877	2,865	2,808	5	2	2,872	2,808	2

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$174,226	$172,149	$165,865	$170,024	$166,716	1%	5%	$174,226	$166,716	5%
Loans	153,245	149,877	143,750	147,632	143,162	2	7	153,245	143,162	7
Core loans	153,245	149,877	143,750	147,632	143,162	2	7	153,245	143,162	7
Deposits	138,439	136,225	143,348	138,546	130,497	2	6	138,439	130,497	6
Equity	10,500	10,500	10,500	9,000	9,000	—	17	10,500	9,000	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$171,121	$167,544	$167,358	$166,353	$161,982	2	6	$168,688	$158,218	7
Loans	150,486	146,494	145,406	144,434	140,558	3	7	147,481	136,663	8
Core loans	150,486	146,494	145,406	144,434	140,558	3	7	147,481	136,663	8
Deposits	138,822	140,317	138,235	132,486	133,021	(1)	4	139,127	138,885	—
Equity	10,500	10,500	10,500	9,000	9,000	—	17	10,500	9,000	17

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	26	$(3)	$4	$3	$11	NM	136	$27	$7	286
Nonaccrual loans	176	127	285	263	285	39	(38)	176	285	(38)
Allowance for credit losses:
Allowance for loan losses	350	331	325	326	317	6	10	350	317	10
Allowance for lending-related commitments	16	17	18	16	15	(6)	7	16	15	7
Total allowance for credit losses	366	348	343	342	332	5	10	366	332	10
Net charge-off/(recovery) rate	0.07%	(0.01)%	0.01%	0.01%	0.03%			0.02%	0.01%
Allowance for loan losses to period-end loans	0.23	0.22	0.23	0.22	0.22			0.23	0.22
Allowance for loan losses to nonaccrual loans	199	261	114	124	111			199	111
Nonaccrual loans to period-end loans	0.11	0.08	0.20	0.18	0.20			0.11	0.20

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2019
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2019 Change
CLIENT ASSETS	2019	2019	2019	2018	2018	2019	2018	2019	2018	2018
Assets by asset class
Liquidity	$505	$481	$476	$480	$463	5%	9%	$505	$463	9%
Fixed income	590	543	495	464	457	9	29	590	457	29
Equity	437	441	427	384	452	(1)	(3)	437	452	(3)
Multi-asset and alternatives	714	713	698	659	705	—	1	714	705	1
TOTAL ASSETS UNDER MANAGEMENT	2,246	2,178	2,096	1,987	2,077	3	8	2,246	2,077	8
Custody/brokerage/administration/deposits	815	820	801	746	790	(1)	3	815	790	3
TOTAL CLIENT ASSETS	$3,061	$2,998	$2,897	$2,733	$2,867	2	7	$3,061	$2,867	7

Memo:
Alternatives client assets (a)	$183	$177	$172	$171	$172	3	6	$183	$172	6

Assets by client segment
Private Banking	$636	$617	$597	$552	$576	3	10	$636	$576	10
Institutional	1,029	991	943	926	945	4	9	1,029	945	9
Retail	581	570	556	509	556	2	4	581	556	4
TOTAL ASSETS UNDER MANAGEMENT	$2,246	$2,178	$2,096	$1,987	$2,077	3	8	$2,246	$2,077	8

Private Banking	$1,424	$1,410	$1,371	$1,274	$1,339	1	6	$1,424	$1,339	6
Institutional	1,051	1,013	965	946	967	4	9	1,051	967	9
Retail	586	575	561	513	561	2	4	586	561	4
TOTAL CLIENT ASSETS	$3,061	$2,998	$2,897	$2,733	$2,867	2	7	$3,061	$2,867	7

Assets under management rollforward
Beginning balance	$2,178	$2,096	$1,987	$2,077	$2,028			$1,987	$2,034
Net asset flows:
Liquidity	24	4	(5)	21	14			23	10
Fixed income	41	37	19	8	3			97	(9)
Equity	(2)	(1)	(6)	(6)	1			(9)	8
Multi-asset and alternatives	1	—	(3)	(5)	4			(2)	29
Market/performance/other impacts	4	42	104	(108)	27			150	5
Ending balance	$2,246	$2,178	$2,096	$1,987	$2,077			$2,246	$2,077

Client assets rollforward
Beginning balance	$2,998	$2,897	$2,733	$2,867	$2,799			$2,733	$2,789
Net asset flows	59	52	9	30	33			120	58
Market/performance/other impacts	4	49	155	(164)	35			208	20
Ending balance	$3,061	$2,998	$2,897	$2,733	$2,867			$3,061	$2,867

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q19 Change					2019 Change
	3Q19	2Q19		1Q19	4Q18	3Q18	2Q19	3Q18	2019		2018	2018
INCOME STATEMENT
REVENUE
Principal transactions	$10	$(175)		$(62)	$(204)	$(161)	NM	NM	$(227)		$(222)	(2)%
Investment securities gains/(losses)	78	44		13	(24)	(46)	77	NM	135		(371)	NM
All other income	32	6		57	185	30	433	7	95		373	(75)
Noninterest revenue	120	(125)		8	(43)	(177)	NM	NM	3		(220)	NM
Net interest income (a)	572	447		417	170	74	28	NM	1,436		(35)	NM
TOTAL NET REVENUE (b)	692	322		425	127	(103)	115	NM	1,439		(255)	NM

Provision for credit losses	—	(2)		2	(1)	2	NM	NM	—		(3)	NM

NONINTEREST EXPENSE (c)	281	232		211	508	28	21	NM	724		394	84
Income/(loss) before income tax expense/(benefit)	411	92		212	(380)	(133)	347	NM	715		(646)	NM
Income tax expense/(benefit)	18	(736)	(e)	(39)	197	12	NM	50	(757)	(e)	18	NM
NET INCOME/(LOSS)	$393	$828		$251	$(577)	$(145)	(53)	NM	$1,472		$(664)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”) (a)	801	618		511	275	186	30	331	1,930		235	NM
Other Corporate	(109)	(296)		(86)	(148)	(289)	63	62	(491)		(490)	—
TOTAL NET REVENUE	$692	$322		$425	$127	$(103)	115	NM	$1,439		$(255)	NM

NET INCOME/(LOSS)
Treasury and CIO	576	462		334	175	96	25	500	1,372		(244)	NM
Other Corporate	(183)	366		(83)	(752)	(241)	NM	24	100		(420)	NM
TOTAL NET INCOME/(LOSS)	$393	$828		$251	$(577)	$(145)	(53)	NM	$1,472		$(664)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$812,333	$821,330		$796,615	$771,787	$742,693	(1)	9	$812,333		$742,693	9
Loans	1,705	1,695		1,885	1,597	1,556	1	10	1,705		1,556	10
Core loans (d)	1,706	1,695		1,885	1,597	1,556	1	10	1,706		1,556	10

Headcount	38,155	37,361		37,502	37,145	36,686	2	4	38,155		36,686	4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$78	$44		$13	$(24)	$(46)	77%	NM	$135		$(371)	NM
Available-for-sale (“AFS”) investment securities (average)	305,894	248,612		226,605	211,997	197,230	23	55	260,661		200,569	30
Held-to-maturity (“HTM”) investment securities (average)	35,494	30,929		31,082	31,466	31,232	15	14	32,518		31,842	2
Investment securities portfolio (average)	$341,388	$279,541		$257,687	$243,463	$228,462	22	49	$293,179		$232,411	26
AFS investment securities (period-end)	351,599	274,533		234,832	228,681	198,523	28	77	351,599		198,523	77
HTM investment securities (period-end)	40,830	30,907		30,849	31,434	31,368	32	30	40,830		31,368	30
Investment securities portfolio (period-end)	$392,429	$305,440		$265,681	$260,115	$229,891	28	71	$392,429		$229,891	71

(a)
Net interest income in the third quarter of 2019 included income related to the unwind of the internal funding provided by Treasury and CIO to CCB upon the sale of certain mortgage loans. For further information, refer to footnote (a) in CCB on page 11.

(b)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $74 million, $81 million, $86 million, $95 million and $94 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively, and $241 million and $287 million for the nine months ended September 30, 2019 and 2018, respectively.

(c)
Included legal expense/(benefit) of $(32) million, $(67) million, $(90) million, $(16) million and $(175) million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively, and $(189) million and $(225) million for the nine months ended September 30, 2019 and 2018, respectively.

(d)
Average core loans were $1.7 billion for the three months ended September 30, 2019 and June 30, 2019, respectively, and $1.6 billion for the three months ended March 31, 2019, December 31, 2018, and September 30, 2018, respectively, and $1.7 billion for both the nine months ended September 30, 2019 and 2018.

(e)
The three months ended June 30, 2019 and the nine months ended September 30, 2019 included income tax benefits of $742 million and $957 million, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Sep 30, 2019
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2019	2019	2019	2018	2018		2019	2018
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$310,519	$329,450	$336,508	$349,603	$350,749		(6)%	(11)%
Loans - PCI	21,290	22,242	23,207	24,034	25,209		(4)	(16)
Total loans retained	331,809	351,692	359,715	373,637	375,958		(6)	(12)
Loans held-for-sale	4,821	1,030	4,199	95	104		368	NM
Total consumer, excluding credit card loans	336,630	352,722	363,914	373,732	376,062		(5)	(10)

Credit card loans
Loans retained	159,571	157,568	150,515	156,616	147,856		1	8
Loans held-for-sale	—	8	12	16	25		NM	NM
Total credit card loans	159,571	157,576	150,527	156,632	147,881		1	8
Total consumer loans	496,201	510,298	514,441	530,364	523,943		(3)	(5)

Wholesale loans (b)
Loans retained	437,507	438,468	433,611	439,162	423,837		—	3
Loans held-for-sale and loans at fair value	11,510	8,123	8,193	15,028	6,538		42	76
Total wholesale loans	449,017	446,591	441,804	454,190	430,375		1	4

Total loans	945,218	956,889	956,245	984,554	954,318		(1)	(1)
Derivative receivables	55,577	52,878	50,333	54,213	60,062		5	(7)
Receivables from customers and other (c)	32,236	27,414	20,952	30,217	26,137		18	23
Total credit-related assets	1,033,031	1,037,181	1,027,530	1,068,984	1,040,517		—	(1)

Lending-related commitments
Consumer, excluding credit card	53,591	51,491	48,922	46,066	50,630		4	6
Credit card	645,880	633,970	626,922	605,379	600,728		2	8
Wholesale	395,619	394,301	384,957	387,813	397,316	(f)	—	—
Total lending-related commitments	1,095,090	1,079,762	1,060,801	1,039,258	1,048,674		1	4

Total credit exposure	$2,128,121	$2,116,943	$2,088,331	$2,108,242	$2,089,191		1	2

Memo: Total by category
Consumer exposure (d)	$1,195,690	$1,195,780	$1,190,305	$1,181,963	$1,175,456		—	2
Wholesale exposures (e)	932,431	921,163	898,026	926,279	913,735		1	2
Total credit exposure	$2,128,121	$2,116,943	$2,088,331	$2,108,242	$2,089,191		1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)	Primarily represents prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amount has been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2019
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2019	2019	2019	2018	2018	2019	2018
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,219	$3,262	$3,389	$3,461	$3,636	(1)%	(11)%

Wholesale nonaccrual loans
Loans retained	1,470	1,238	1,570	1,150	994	19	48
Loans held-for-sale and loans at fair value	262	370	313	220	14	(29)	NM
Total wholesale nonaccrual loans	1,732	1,608	1,883	1,370	1,008	8	72

Total nonaccrual loans	4,951	4,870	5,272	4,831	4,644	2	7

Derivative receivables	26	39	44	60	90	(33)	(71)
Assets acquired in loan satisfactions	366	351	300	299	300	4	22
Total nonperforming assets	5,343	5,260	5,616	5,190	5,034	2	6
Wholesale lending-related commitments (d)	446	465	455	469	252	(4)	77
Total nonperforming exposure	$5,789	$5,725	$6,071	$5,659	$5,286	1	10

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.52%	0.51%	0.55%	0.49%	0.49%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.96	0.92	0.93	0.93	0.97
Total wholesale nonaccrual loans to total
wholesale loans	0.39	0.36	0.43	0.30	0.23

(a)
At September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $1.6 billion, $1.8 billion, $2.2 billion, $2.6 billion and $2.9 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $50 million, $56 million, $69 million, $75 million and $78 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). For additional information on the Firm’s credit card nonaccrual and charge-off policies, refer to Note 12 of the Firm’s 2018 Form 10-K.

(b)
Included nonaccrual loans held-for-sale of $2 million and $31 million at September 30, 2019, and June 30, 2019, respectively. There were no nonaccrual loans held-for-sale in all other periods presented.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,166	$13,533	$13,445	$13,128	$13,250	(3)%	(1)%	$13,445	$13,604	(1)%
Net charge-offs:
Gross charge-offs	1,676	1,704	1,642	1,532	1,459	(2)	15	5,022	4,817	4
Gross recoveries	(305)	(301)	(281)	(296)	(426)	(1)	28	(887)	(1,197)	26
Net charge-offs	1,371	1,403	1,361	1,236	1,033	(2)	33	4,135	3,620	14
Write-offs of PCI loans (a)	43	39	50	36	58	10	(26)	132	151	(13)
Provision for loan losses	1,479	1,077	1,492	1,591	968	37	53	4,048	3,294	23
Other	4	(2)	7	(2)	1	NM	300	9	1	NM
Ending balance	$13,235	$13,166	$13,533	$13,445	$13,128	1	1	$13,235	$13,128	1

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,129	$1,058	$1,055	$1,097	$1,117	7	1	$1,055	$1,068	(1)
Provision for lending-related commitments	35	72	3	(43)	(20)	(51)	NM	110	29	279
Other	1	(1)	—	1	—	NM	NM	—	—	—
Ending balance	$1,165	$1,129	$1,058	$1,055	$1,097	3	6	$1,165	$1,097	6

Total allowance for credit losses	$14,400	$14,295	$14,591	$14,500	$14,225	1	1	$14,400	$14,225	1

NET CHARGE-OFF/(RECOVERY) RATES (b)
Consumer retained, excluding credit card loans	0.10%	0.09%	0.13%	0.09%	0.01%			0.11%	0.03%
Credit card retained loans	2.95	3.24	3.23	2.93	2.91			3.13	3.16
Total consumer retained loans	1.00	1.04	1.02	0.91	0.82			1.02	0.90
Wholesale retained loans	0.10	0.08	0.04	0.03	(0.04)			0.07	0.04
Total retained loans	0.58	0.60	0.58	0.52	0.43			0.59	0.52
Consumer retained loans, excluding credit card and
PCI loans	0.11	0.09	0.13	0.10	0.01			0.11	0.04
Consumer retained loans, excluding PCI loans	1.05	1.09	1.07	0.95	0.86			1.07	0.96
Total retained, excluding PCI loans	0.60	0.61	0.59	0.53	0.45			0.60	0.54

Memo: Average retained loans
Consumer retained, excluding credit card loans	$340,583	$356,568	$370,777	$374,686	$375,742	(4)	(9)	$355,865	$374,298	(5)
Credit card retained loans	158,166	153,736	151,120	150,574	146,244	3	8	154,367	143,931	7
Total average retained consumer loans	498,749	510,304	521,897	525,260	521,986	(2)	(4)	510,232	518,229	(2)
Wholesale retained loans	433,744	434,905	434,660	426,594	420,597	—	3	434,434	413,537	5
Total average retained loans	$932,493	$945,209	$956,557	$951,854	$942,583	(1)	(1)	$944,666	$931,766	1

Consumer retained, excluding credit card and
PCI loans	$318,843	$333,854	$347,145	$350,053	$349,367	(4)	(9)	$333,177	$345,912	(4)
Consumer retained, excluding PCI loans	477,009	487,590	498,265	500,627	495,611	(2)	(4)	487,544	489,843	—
Total retained, excluding PCI loans	910,753	922,495	932,925	927,218	916,205	(1)	(1)	921,978	903,377	2

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2019
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2019	2019	2019	2018	2018	2019	2018
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$145	$145	$151	$196	$204	—%	(29)%
Formula-based	2,066	2,215	2,208	2,162	2,154	(7)	(4)
PCI	1,256	1,299	1,738	1,788	1,824	(3)	(31)
Total consumer, excluding credit card	3,467	3,659	4,097	4,146	4,182	(5)	(17)
Credit card
Asset-specific (b)	488	472	461	440	421	3	16
Formula-based	5,095	4,911	4,722	4,744	4,613	4	10
Total credit card	5,583	5,383	5,183	5,184	5,034	4	11
Total consumer	9,050	9,042	9,280	9,330	9,216	—	(2)
Wholesale
Asset-specific (a)	342	288	417	297	280	19	22
Formula-based	3,843	3,836	3,836	3,818	3,632	—	6
Total wholesale	4,185	4,124	4,253	4,115	3,912	1	7
Total allowance for loan losses	13,235	13,166	13,533	13,445	13,128	1	1
Allowance for lending-related commitments	1,165	1,129	1,058	1,055	1,097	3	6
Total allowance for credit losses	$14,400	$14,295	$14,591	$14,500	$14,225	1	1

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.04%	1.04%	1.14%	1.11%	1.11%
Credit card allowance to total credit card retained loans	3.50	3.42	3.44	3.31	3.40
Wholesale allowance to total wholesale retained loans	0.96	0.94	0.98	0.94	0.92
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.02	1.02	1.06	1.01	0.99
Total allowance to total retained loans	1.42	1.39	1.43	1.39	1.39
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	108	113	121	120	115
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	163	174	168	179	175
Wholesale allowance to wholesale retained nonaccrual loans	285	333	271	358	394
Total allowance to total retained nonaccrual loans	282	295	273	292	284

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.71	0.72	0.70	0.67	0.67
Total allowance to total retained loans	1.32	1.28	1.28	1.23	1.23
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	69	73	70	68	65
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	136	145	133	140	135
Total allowance to total retained nonaccrual loans	256	266	238	253	244

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, refer to footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(d)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q19 Change				2019 Change
	3Q19	2Q19	1Q19	4Q18	3Q18	2Q19	3Q18	2019	2018	2018
NET INTEREST INCOME EXCLUDING CIB’s MARKETS
Net interest income - managed basis (a)(b)	$14,355	$14,536	$14,596	$14,509	$14,062	(1)%	2%	$43,487	$41,178	6%
Less: CIB Markets net interest income	723	624	624	599	704	16	3	1,971	2,488	(21)
Net interest income excluding CIB Markets (a)	$13,632	$13,912	$13,972	$13,910	$13,358	(2)	2	$41,516	$38,690	7

Average interest-earning assets (c)	$2,365,154	$2,339,094	$2,298,894	$2,254,449	$2,203,305	1	7	$2,334,623	2,198,909	6
Less: Average CIB Markets interest-earning assets (c)	690,593	673,480	649,180	605,730	596,784	3	16	671,236	$589,185	14
Average interest-earning assets excluding CIB Markets	$1,674,561	$1,665,614	$1,649,714	$1,648,719	$1,606,521	1	4	$1,663,387	$1,609,724	3

Net interest yield on average interest-earning assets - managed basis (c)	2.41%	2.49%	2.57%	2.55%	2.53%			2.49%	2.50%
Net interest yield on average CIB Markets interest-earning assets (c)	0.42%	0.37%	0.39%	0.39%	0.47%			0.39%	0.56%
Net interest yield on average interest-earning assets excluding CIB Markets	3.23%	3.35%	3.43%	3.35%	3.30%			3.34%	3.21%
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) For a reconciliation of net interest income on a reported and managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.
(c) In the second quarter of 2019, the Firm reclassified balances related to certain instruments from interest-earning to noninterest-earning assets, as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.
Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.